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                                     EXHIBIT 23.1

                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Amarillo Mesquite Grill, Inc.:

We consent to the use of our report incorporated herein by reference.

                             KPMG Peat Marwick LLP


Wichita, Kansas
January 14, 1998